EXHIBIT 10.156

AUDIT COMMITTEE CHARTER

The Audit Committee is appointed by the Board of Directors of Vyteris, Inc. to assist the Board in fulfilling its oversight responsibilities with respect to Vyteris, Inc. and its subsidiaries (collectively, the “Company”).  The Audit Committee’s primary duties and responsibilities are to:

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Assume direct responsibility for the appointment, compensation, oversight of the work and discharge of the Company’s independent auditors, including resolution of any disagreements that may arise between the Company’s management and the Company’s independent auditors regarding financial reporting.

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•	Monitor the independence and performance of the Company’s independent auditors.

•	Provide an avenue of communication among the independent auditors, management and the Board of Directors.

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Encourage adherence to, and continued improvement of, the Company’s accounting policies, procedures, and practices at all levels; review of potential significant financial risks to the Company; and monitor compliance with legal and regulatory requirements.

•	Monitor the performance of the Company’s internal audit function when and if such a function is developed.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization.  The Audit Committee has the authority to retain, at the Company’s expense, independent legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Pursuant to this Charter:

1.             THE COMMITTEE

Audit Committee members shall meet the applicable independence requirements of the Securities and Exchange Commission (the “SEC”) and the Sarbanes-Oxley Act of 2002 (the “Act”). In the event that the Company makes application to list its securities on any exchange or apply to have its securities quoted on any inter-dealer quotation system, Audit Committee members shall also meet the applicable independence requirements of such exchange or the entity responsible for such quotation system, including but not limited to the requisite independence standards specified in Sections 121 and 803(a) of the AMEX Company Guide and Rule 10A-3 of the Securities Exchange Act of 1934.   No member of the Audit Committee may have participated in the preparation of the financial statements of the Company.  The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent (as defined by the applicable rules referred to above) directors, free from any relationship that would interfere with the exercise of his or her independent judgment, and no Audit Committee member may, other than in the capacity of an Audit Committee or board member, accept any consulting, advisory, or other compensatory fee from the Company or its subsidiaries or be an affiliated person of the Company or its subsidiaries.  All members of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statements, as required by Section 121B(2)(a)(iii) of the AMEX Company Guide.

Audit Committee members shall be appointed by the Board.  The Board shall appoint one of the three members as the Chair of the Audit Committee.  At least one member of the Audit Committee, preferably the Chair, must be financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, other senior officer with financial oversight responsibilities. A director who qualifies as an audit committee financial expert under Item 401(h) of Regulation S-K shall be presumed to qualify as financially sophisticated.  There shall be at all times an Audit Committee Chair who must be present and preside at all Audit Committee meetings.

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate.  The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting.  The Audit Committee shall meet privately in executive session at least annually with management and the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believes should be discussed.   In addition, the Audit Committee shall meet quarterly with the independent auditors and management to discuss the annual audited financial statements or quarterly financial statements as applicable..

2.             SCOPE

The Committee serves at the pleasure of  the Board of Directors.

3.             FUNCTIONS OF THE COMMITTEE

The Committee will satisfy its responsibilities by completing the following functions:

Review Procedures

(a)           Review and reassess the adequacy of this Charter at least annually.  Submit this Charter to the Board of Directors for approval and have the document published at least once every three years in accordance with SEC regulations.

(b)           Require the independent auditors to advise the Audit Committee in advance in the event that the independent auditors intend to provide any professional services to the Company other than services provided in connection with an audit or a review of the Company's financial statements ("non-audit services").

(c)           Review and pre-approve all audit and non-audit services provided by the Company's auditors and obtain confirmations from time to time from the Company's outside auditing firm that such firm is not providing to the Company (i) any of the non-auditing services listed in Section 10A(g) of the Securities Exchange Act of 1934, or (ii) any other non-audit service or any auditing service that has not been approved in advance by the Audit Committee.

(d)           Approve the provision of non-audit services that have not been pre-approved by the Audit Committee, but only to the extent that such non-audit services qualify under the de minimus exception set forth in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934. Record in its minutes and report to the Board all approvals of audit services and non-audit services granted by the Audit Committee.

(e)           Review the Company’s annual audited financial statements prior to filing or      distribution.  Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

(f)            In consultation with the management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls.  Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures.  Review significant findings prepared by the independent auditors together with management’s responses.

(g)           Review the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution.  Discuss any significant changes to the Company’s accounting principles and any items to be communicated by the independent auditors in accordance with SAS 61.

(h)           Review the independence and performance of the independent auditors and annually appoint the independent auditors or approve any discharge of auditors when circumstances warrant, it being understood that the independent auditors are ultimately accountable to the Audit Committee.  The Audit Committee shall require the independent auditors to submit, on an annual basis, a formal written statement setting forth all relationships between the independent auditors, consistent with Independence Standards Board Standard 1, and the Company that may affect the objectivity and independence of the independent auditors.  Such statement shall confirm that the independent auditors are not aware of any conflict of interest prohibited by Section 10A(i) of the Securities Exchange Act of 1934 and for taking, or recommending that the full board take, appropriate action to oversee the independence of the outside auditor.

(i)            Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters and for the confidential anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

(j)            On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.

(k)           Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors.  Discuss certain matters required to be communicated to audit committees in accordance with  SAS 61.

(l)            Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting and ensure the auditing firm reports to the Audit Committee under the requirements set forth in Section 204 of the Act.

(m)          Review the budget, plan, changes in plan, activities, organizational structure and qualifications of any  internal audit department established by the Company, as needed.

(n)           Obtain confirmation from the independent auditors at the commencement of each audit that such firm is a “registered public accounting firm” as such term is defined under the Act.

(o)          Require the independent auditors to report to the Audit Committee all critical accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, ramifications of the use of such alternative disclosures and treatments, the treatments preferred by the independent auditors and other material written communications between the independent auditors and the Company's management, including management's letters and schedules of unadjusted differences.

(p)           Set clear policies, compliant with governing laws and regulations, for the hiring of employees or former employees of the independent auditor.

(q)           Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

(r)            Review and approve all related party transactions.

(s)           Within the time periods required by the Act and the regulations promulgated thereunder, establish, review and update periodically a Code of Ethics (the “Code”) that complies with all applicable laws and regulations and that applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions.

(t)            Review the Company’s major financial and accounting risk exposures and the steps that management has undertaken to control them.

(u)           Review, with the Company’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.

(v)           Investigate or consider such other matters within the scope of its responsibilities and duties as the Audit Committee may, in its discretion, determine to be advisable.

(w)          Otherwise comply with Rule 10A-3(b)(2), (3), (4) and (5) under the Securities Exchange Act of 1934 (subject to the exemptions provided in Rule 10A-3(c) under the Securities Exchange Act of 1934), concerning responsibilities relating to: (a)  complaints relating to accounting, internal accounting controls or auditing matters, (b) authority to engage advisors, and (c) funding as determined by the audit committee.

Other Audit Committee Responsibilities

(a)               Annually, prepare a report to shareholders as required by the Securities and Exchange Commission, such report to be included in the Company’s annual proxy statement.

(b)      Annually, perform a self-assessment relative to the Audit Committee’s purpose, duties and responsibilities outlined herein.

(c)               Perform any other activities consistent with this Charter, the Company’s by-laws, the Company’s certificate of incorporation and governing law, as the Committee or the Board deems necessary or appropriate.

(d)               Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles.  This is the responsibility of management and the independent auditor.